Exhibit 99.1

Entercom Communications Corp.

Reports Third Quarter Results

(Bala Cynwyd, Pa. November 5, 2015) Entercom Communications Corp. (NYSE: ETM) today reported financial results for the quarter ended September 30, 2015.

Third Quarter Highlights

•	Net revenues for the quarter increased 15% to $114.7 million
•	Station expenses increased 17% to $80.9 million
•	Station operating income increased 10% to $33.8 million
•	Adjusted EBITDA increased 15% to $28.0 million
•	Adjusted net income per share increased 25% to $0.25
•	Free cash flow increased 40% to $18.3 million

Effective with the July 16 announced transactions, operating results for the quarter include the impact of newly acquired Lincoln Financial Media stations and the Los Angeles station Entercom operates under a time brokerage agreement and do not include the impact of stations exchanged with Bonneville.

David J. Field, President and Chief Executive Officer, stated: “I am pleased to report an outstanding quarter for Entercom driven by strong organic revenue growth across our station group and the seamless integration of our new acquisitions in Los Angeles, Atlanta, Miami, San Diego and Denver. While we are delighted with our progress and opportunities at the new stations, we are particularly pleased by our strong market share gains in the rest of our markets which enabled us to post approximately 3% same-station revenue growth for the quarter, and just over 4% growth when excluding the impact of political advertising. We also achieved strong double-digit growth in Free Cash Flow and Adjusted Net Income Per Share and believe we are very well positioned for continued strong performance in 2016 and beyond.”

Additional Information

On July 16, the Company completed its acquisition of Lincoln Financial Media Corporation and commenced a station exchange with Bonneville International Corporation in which the Company exchanged four stations in Denver for KSWD-FM (The Sound) in Los Angeles and $5 million in additional cash consideration. The Company began operating The Sound under a time brokerage agreement on July 17. As a result, Entercom expanded its footprint to four new top 20 markets: Atlanta, Miami, Los Angeles and San Diego.

Following the acquisition of the stations from Lincoln, the Company initiated a restructuring program including personnel and vendor reductions. As a result of these permanent changes, the Company recorded a restructuring charge of $1.8 million in the quarter as well as $0.2 million in merger and acquisition expenses.

Exhibit 99.1 - Page 1

Under the Bonneville time brokerage agreement, the Company receives $0.9 million per quarter in fees until closing. The amount recorded for July 17 to September 30 is reflected as TBA income in the quarter’s financials. The Company expects its Bonneville station exchange to close in the fourth quarter.

As of September 30, 2015 the Company had $504.9 million of senior debt and senior notes and $9.2 million in cash. In addition, the Company had $27.6 million in perpetual cumulative convertible preferred stock.

Earnings Conference Call and Company Information

Entercom will hold a conference call regarding the quarterly earnings release on Thursday, November 5, 2015 at 5:00 PM Eastern Time. Investors will have the opportunity to submit questions to the Company regarding the third quarter earnings release by emailing their inquiries to questions@entercom.com. Questions should be sent at least 10 minutes prior to the call. The Company will only discuss inquiries made by email prior to the conference call. The public may access the conference call by dialing 888-889-0278 (passcode: Entercom). A replay of the conference call will be available and can be accessed either by dialing 800-839-2390 or by visiting the Company’s website: www.entercom.com. Additional information and reconciliation of same station results are available on the Company’s website at www.entercom.com.

About Entercom

Entercom Communications Corp. (NYSE: ETM), is the fourth-largest radio broadcasting company in the United States, with a portfolio of 125 highly-rated radio stations in 27 top markets across the country. Known for developing unique and highly successful locally programmed stations, Entercom’s brands reach and engage close to 40 million people each week, delivering a curated mix of outstanding local personalities and a broad range of compelling music, news, talk and sports content.

Founded in 1968, Philadelphia-based Entercom also operates hundreds of events each year attracting millions of attendees, and provides customers with a broad range of digital marketing solutions through its SmartReach Digital products.

More information is available at www.Entercom.com, Facebook, and Twitter (@entercom).

Certain Definitions

All references to per share data, unless stated otherwise, are presented as per diluted share. All references to shares outstanding, unless stated otherwise, are presented to exclude unvested restricted stock units. All references to net debt are outstanding debt net of cash on hand.

Station expenses consist of station operating expenses excluding non-cash compensation expense.

Exhibit 99.1 - Page 2

Corporate expenses consist of corporate general and administrative expenses excluding non-cash compensation expense.

Station Operating Income consists of operating income (loss) before: depreciation and amortization; time brokerage agreement fees (income); corporate general and administrative expenses; non-cash compensation expense (which is otherwise included in station operating expenses); impairment loss; merger and acquisition costs and restructuring charges; and gain or loss on sale or disposition of assets.

Adjusted EBITDA consists of net income (loss) available to common shareholders, adjusted to exclude: income taxes (benefit); total other expense; depreciation and amortization; time brokerage agreement fees (income); non-cash compensation expense (which is otherwise included in station operating expenses and corporate G&A expenses); impairment loss; merger and acquisition costs, preferred stock dividends and restructuring charges; and gain or loss on sale or disposition of assets.

Free Cash Flow consists of operating income (loss): (i) plus depreciation and amortization, net (gain) loss on sale or disposal of assets; non-cash compensation expense (which is otherwise included in station operating expenses and corporate general and administrative expenses), impairment loss; merger and acquisition costs and restructuring charges; and (ii) less net interest expense (excluding amortization of deferred financing costs), preferred stock dividends, taxes paid and capital expenditures.

Adjusted Net Income (Loss) consists of net income (loss) available to common shareholders adjusted to exclude: (i) income taxes (benefit) as reported; (ii) gain/loss on sale of assets, derivative instruments and investments; (iii) non-cash compensation expense; (iv) other income; (v) impairment loss; (vi) merger and acquisition costs and restructuring charges; and (vii) gain/loss on early extinguishment of debt. For purposes of comparability, income taxes are reflected at the expected statutory federal and state income tax rate of 40% without discrete items of tax.

Adjusted Net Income Per Share includes any dilutive equivalent shares when not anti-dilutive.

Same station is computed by comparing the performance of stations operated by the Company throughout the relevant period to the comparable performance in the prior year’s corresponding period (excluding non-cash compensation expense). Any acquisition or disposition of radio stations not deemed to be material by management is ignored for the purpose of computing this data.

Non-GAAP Financial Measures

It is important to note that station operating income, station expense, corporate expense, same station net revenues, same station expenses, same station operating income, Adjusted EBITDA, Adjusted Net Income, Adjusted Net Income Per Share and Free Cash Flow are not measures of performance or liquidity calculated in accordance with generally accepted accounting principles (“GAAP”). Management believes that these measures are useful as a way to evaluate the Company and the means for management to evaluate our radio stations’ performance and operations. Management believes that these measures are useful to an investor in evaluating our performance because they are widely used in the broadcast industry as a measure of a radio company’s operating performance.

Exhibit 99.1 - Page 3

Certain adjusted non-GAAP financial measures are presented in this release (e.g., Adjusted Net Income and Adjusted Net Income Per Share). The adjustments exclude gain/loss on sale of assets, derivative instruments, and investments; non-cash compensation expense, other income, impairment loss and gain/loss on early extinguishment of debt. Management believes these adjusted non-GAAP measures provide useful information to Management and investors by excluding certain income, expenses and gains and losses that may not be indicative of the Company’s core operating and financial results. Similarly, Management believes these adjusted measures are a useful performance measure because certain items included in the calculation of net income (loss) may either mask or exaggerate trends in the Company’s ongoing operating performance. Further, the reconciliations corresponding to these adjusted measures, by identifying the individual adjustments, provide a useful mechanism for investors to consider these adjusted measures with some or all of the identified adjustments.

Management uses these non-GAAP financial measures on an ongoing basis to help track and assess the Company’s financial performance. You, however, should not consider non-GAAP measures in isolation or as substitutes for net income (loss), operating income, or any other measure for determining our operating performance that is calculated in accordance with generally accepted accounting principles. These non-GAAP measures are not necessarily comparable to similarly titled measures employed by other companies. The accompanying financial tables provide reconciliations to the nearest GAAP measure of all non-GAAP measures provided in this release.

Note Regarding Forward-Looking Statements

The information in this news release is being widely disseminated in accordance with the Securities and Exchange Commission’s Regulation FD.

This news announcement contains certain forward-looking statements that are based upon current expectations and certain unaudited pro forma information that is presented for illustrative purposes only and involves certain risks and uncertainties within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Additional information and key risks are described in the Company’s filings on Forms 8-K, 10-Q and 10-K with the Securities and Exchange Commission. Readers should note that these statements might be impacted by several factors including changes in the economic and regulatory climate and the business of radio broadcasting, in general. The unaudited pro forma information and same station operating data reflect adjustments and are presented for comparative purposes only and do not purport to be indicative of what has occurred or indicative of future operating results or financial position. Accordingly, the Company’s actual performance may differ materially from those stated or implied herein. The Company assumes no obligation to publicly update or revise any unaudited pro forma or forward-looking statements.

Contact:

Steve Fisher

Executive Vice President and Chief Financial Officer

610-660-5647

Exhibit 99.1 - Page 4

Third Quarter 2015

Earnings Release

ENTERCOM COMMUNICATIONS CORP.

FINANCIAL DATA

(amounts in thousands, except per share data)

(unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2015	2014	2015	2014
STATEMENTS OF OPERATIONS
Net Revenues	$114,662	$99,840	$293,674	278,276

Station Expenses	80,907	69,213	209,728	195,000
Station Expense — Non-Cash Compensation	334	277	880	672
Corporate Expenses	5,739	6,338	16,473	17,015
Corporate Expenses — Non-Cash Compensation	1,221	981	3,217	3,079
Depreciation And Amortization	2,219	1,956	6,079	5,797
Time Brokerage Agreement Income	(745)	—	(745)	—
Merger And Acquisition Costs And Restructuring Charges	1,978	—	5,732	—
Net Gain On Sale Or Disposition of Assets	(150)	(130)	(717)	(332)

Total Operating Expenses	91,503	78,635	240,647	221,231

Operating Income	23,159	21,205	53,027	57,045

Other Expense (Income) Items:
Net Interest Expense	9,731	9,752	28,323	29,467

Total Other Expense	9,731	9,752	28,323	29,467

Income Before Income Taxes	13,428	11,453	24,704	27,578
Income Taxes	4,986	4,980	9,608	11,605

Net Income Available To The Company	8,442	6,473	15,096	15,973
Preferred Stock Dividend	339	—	339	—

Net Income Available To Common Shareholders	$8,103	$6,473	$14,757	$15,973

Net Income Available To Common Shareholders Per Share — Basic	$0.21	$0.17	$0.39	$0.42

Net Income Available To Common Shareholders Per Share — Diluted	$0.21	$0.17	$0.38	$0.41

Weighted Common Shares Outstanding — Basic	38,076	37,693	38,074	37,686

Weighted Common Shares Outstanding — Diluted	38,913	38,482	39,007	38,522

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION
Capital Expenditures	$1,230	$2,608	$5,974	$7,390
Income Taxes Paid	$—	$—	$81	$79
Cash Interest	$3,082	$3,038	$20,538	$20,998

SELECTED BALANCE SHEET DATA	September 30,
	2015	2014
Cash and Cash Equivalents	$9,211	$16,045
Total Assets	$1,027,032	$918,888
Current Portion Of Senior Debt	$20,915	$2,250
Senior Debt (including Current Debt)	$286,751	$264,000
Senior Notes	$218,180	$217,850
Perpetual Cumulative Convertible Preferred Stock	$27,619	$—
Total Shareholders’ Equity	$346,383	$317,244

Exhibit 99.1 - Page 5

OTHER FINANCIAL DATA

	Three Months Ended September 30,		Nine Months Ended September 30,
	2015	2014	2015	2014
Reconciliation Of GAAP Station Operating Expenses To Station Expenses
Station Operating Expenses	$81,241	$69,490	$210,608	$195,672
Station Expenses — Non-Cash Compensation	(334)	(277)	(880)	(672)

Station Expenses	$80,907	$69,213	$209,728	$195,000

Reconciliation Of GAAP Corporate General & Administrative Expenses To Corporate Expenses
Corporate General & Administrative Expenses	$6,960	$7,319	$19,690	$20,094
Corporate Expenses — Non-Cash Compensation	(1,221)	(981)	(3,217)	(3,079)

Corporate Expenses	$5,739	$6,338	$16,473	$17,015

Reconciliation Of GAAP Operating Income To Station Operating Income
Operating Income	$23,159	$21,205	$53,027	$57,045
Corporate Expenses	5,739	6,338	16,473	17,015
Corporate Expenses — Non-Cash Compensation	1,221	981	3,217	3,079
Station Expenses — Non-Cash Compensation	334	277	880	672
Depreciation And Amortization	2,219	1,956	6,079	5,797
Merger And Acquisition Costs And Restructuring Charges	1,978	—	5,732	—
Time Brokerage Agreement Income	(745)	—	(745)	—
Net Gain On Sale Or Disposition of Assets	(150)	(130)	(717)	(332)

Station Operating Income	$33,755	$30,627	$83,946	$83,276

Reconciliation Of GAAP Net Income Available To Common Shareholders To Adjusted EBITDA
Net Income Available To Common Shareholders	$8,103	$6,473	$14,757	$15,973
Income Taxes	4,986	4,980	9,608	11,605
Total Other Expense	9,731	9,752	28,323	29,467
Corporate Expenses — Non-Cash Compensation	1,221	981	3,217	3,079
Station Expenses — Non-Cash Compensation	334	277	880	672
Depreciation And Amortization	2,219	1,956	6,079	5,797
Time Brokerage Agreement Income	(745)	—	(745)	—
Preferred Stock Dividend	339	—	339	—
Merger And Acquisition Costs And Restructuring Charges	1,978	—	5,732	—
Net Gain On Sale Or Disposition of Assets	(150)	(130)	(717)	(332)

Adjusted EBITDA	$28,016	$24,289	$67,473	$66,261

Exhibit 99.1 - Page 6

	Three Months Ended September 30,		Nine Months Ended September 30,
	2015	2014	2015	2014
Reconciliation Of GAAP Net Income Available To Common Shareholders To Free Cash Flow
Net Income Available To Common Shareholders	$8,103	$6,473	$14,757	$15,973
Depreciation And Amortization	2,219	1,956	6,079	5,797
Deferred Financing Costs Included In Interest Expense	730	1,031	2,153	3,165
Amortization Of Original Issue Discount Included In Interest Expense	86	77	251	226
Non-Cash Compensation Expense	1,555	1,258	4,097	3,751
Merger And Acquisition Costs And Restructuring Charges	1,978	—	5,732	—
Net Gain On Sale Or Disposition of Assets	(150)	(130)	(717)	(332)
Income Taxes	4,986	4,980	9,608	11,605
Capital Expenditures	(1,230)	(2,608)	(5,974)	(7,390)
Income Taxes Paid	—	—	(81)	(79)

Free Cash Flow	$18,277	$13,037	$35,905	$32,716

Reconciliation Of GAAP Operating Income To Free Cash Flow:
Operating Income	$23,159	$21,205	$53,027	$57,045
Depreciation and Amortization	2,219	1,956	6,079	5,797
Non-Cash Compensation Expense	1,555	1,258	4,097	3,751
Interest Expense, Net of Interest Income, Deferred Financing Costs & OID	(8,915)	(8,644)	(25,919)	(26,076)
Preferred Stock Dividend	(339)	—	(339)	—
Capital Expenditures	(1,230)	(2,608)	(5,974)	(7,390)
Merger And Acquisition Costs And Restructuring Charges	1,978	—	5,732	—
Net (Gain) Loss On Sale Or Disposition of Assets	(150)	(130)	(717)	(332)
Income Taxes Paid	—	—	(81)	(79)

Free Cash Flow	$18,277	$13,037	$35,905	$32,716

Reconciliation Of GAAP Net Income Available To Common Shareholders To Adjusted Net Income
Net Income Available To Common Shareholders	$8,103	$6,473	$14,757	$15,973
Income Taxes	4,986	4,980	9,608	11,605
Merger And Acquisition Costs And Restructuring Charges	1,978	—	5,732	—
Net Gain On Sale Or Disposition of Assets	(150)	(130)	(717)	(332)
Non-Cash Compensation Expense	1,555	1,258	4,097	3,751

Adjusted Income Before Income Taxes	16,472	12,581	33,477	30,997
Income Taxes	6,589	5,032	13,391	12,399

Adjusted Net Income	$9,883	$7,549	$20,086	$18,598

Numerator For Purposes Of Computing Adjusted Net Income Per Share — Diluted
Adjusted Net Income	$9,883	$7,549	$20,086	$18,598
Preferred Stock Dividend, As If Converted Unless Anti- Dilutive	339	—	—	—

	$10,222	$7,549	$20,086	$18,598

Weighted Average Diluted Shares Outstanding For Purposes Of Computing Adjusted Net Income Per Share — Diluted
Weighted Common Shares Outstanding — Diluted	38,913	38,482	39,007	38,522
Preferred Stock, As If Converted Unless Anti-Dilutive	1,604	—	—	—

	40,517	38,482	39,007	38,522

Adjusted Net Income Per Share — Diluted	$0.25	$0.20	$0.51	$0.48

Exhibit 99.1 - Page 7